Debt	3 Months Ended
Mar. 31, 2017
Debt Disclosure [Abstract]
Debt
Debt
Mammoth Credit Facility

On November 25, 2014, Mammoth entered into a revolving credit and security agreement with a syndicate of banks that provides for maximum borrowings of $170 million. The facility, as amended in connection with the IPO, matures on November 25, 2019. Borrowings under this facility are secured by the assets of Mammoth, inclusive of the subsidiary companies. The maximum availability of the facility is subject to a borrowing base calculation prepared monthly. Concurrent with the execution of the facility, the initial advance was used to repay all the debt of the Company then outstanding. Interest is payable monthly at a base rate set by the institution’s commercial lending group plus an applicable margin. Additionally, at the Company's request, outstanding balances are permitted to be converted to LIBOR rate plus applicable margin tranches at set increments of $500,000. The LIBOR rate option allows the Company to select interest periods from one, two, three or six months. The applicable margin for either the base rate or the LIBOR rate option can vary from 1.5% to 3.0%, based upon a calculation of the excess availability of the line as a percentage of the maximum credit limit. The deferred loan costs associated with this facility are classified in other non-current assets.

At March 31, 2017, the facility was undrawn and had borrowing base availability of $144,149,393.

At December 31, 2016, the facility was undrawn and had borrowing base availability of $146,181,002.

The Mammoth facility also contains various customary affirmative and restrictive covenants. Among the various covenants are specifically identified financial covenants placing requirements of a minimum interest coverage ratio (3.0 to 1.0), maximum leverage ratio (4.0 to 1.0), and minimum availability ($10 million). As of March 31, 2017 and December 31, 2016, the Company was in compliance with its covenants under the facility.

Sturgeon Credit Facility

On June 30, 2015, Sturgeon entered into a $25.0 million revolving line of credit (“the Sturgeon revolver”). Advances under the Sturgeon revolver bear interest at 2% plus the greater of (a) the Base Rate as set by the lender's commercial lending group, (b) the sum of the Federal Funds Open Rate plus one half of one percent, or (c) the sum of the Daily LIBOR rate. Additionally, at Sturgeon’s request, advances may be obtained at LIBOR plus 3%. The LIBOR rate option allows Sturgeon to select interest periods from one, two, three, or six month LIBOR futures spot rates. All outstanding principal and interest are due on the June 30, 2018 maturity date. As of March 31, 2017 and December 31, 2016, there were no outstanding borrowings under the revolver, and availability for future borrowings was $19,149,542 and $18,173,371, respectively.

The facility contains various customary affirmative and restrictive covenants. Among the covenants are financial covenants, including a minimum fixed charge coverage ratio (3.5 to 1.0) and a minimum availability block ($5.0 million). The Company was not in compliance with its fixed charge coverage ratio covenant at March 31, 2017 and December 31, 2016, however the Sturgeon revolver was undrawn on that date. The Company was in compliance with all other covenants at March 31, 2017 and December 31, 2016.

The Sturgeon revolver was terminated on June 6, 2017 in connection with the Sturgeon Acquisition.